Summary Prospectus and
Prospectus Supplement

June 6, 2024

Morgan Stanley ETF Trust

Supplement dated June 6, 2024 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2024, as amended

Calvert US Select Equity ETF
(the "Fund")

Thomas C. Seto will be retiring and will no longer serve as a portfolio manager of the Fund after December 31, 2024. In addition, effective July 1, 2024 (the "Effective Date"), Jennifer Mihara will begin serving as a portfolio manager of the Fund. Christopher Madden, James Reber, Ibrahim Kara and Yijia Chen will continue to serve as portfolio managers of the Fund.

Accordingly, on the Effective Date, the Summary Prospectus and Prospectus will be amended as follows:

The section of Summary Prospectus titled "Fund Management—Portfolio Managers" and Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Christopher Madden	Managing Director	January 2023
James Reber	Managing Director	January 2023
Thomas C. Seto[1]	Managing Director	January 2023
Ibrahim Kara	Executive Director	February 2024
Yijia Chen	Vice President	February 2024
Jennifer Mihara	Managing Director	July 2024

1  Thomas C. Seto will be retiring and will no longer serve as a portfolio manager of the Fund after December 31, 2024.

In addition, the section of the Prospectus titled "Fund Management—Portfolio Management" is hereby deleted in its entirety and replaced with the following:

The Fund is managed by Christopher Madden, James Reber, Thomas C. Seto, Ibrahim Kara, Yijia Chen, and Jennifer Mihara who are jointly and primarily responsible for the day-to-day management of the Funds. Messrs. Madden, Seto and Reber and Ms. Mihara are Managing Directors of the Adviser and have been associated with the Morgan Stanley organization for more than five years. Mr. Seto will be retiring and will no longer serve as a portfolio manager of the Fund after December 31, 2024. Mr. Kara is Executive Director of the Adviser and has been associated with the Morgan Stanley organization for about five years and was associated with OppnheimerFunds, Inc. from 2018 until he joined Morgan Stanley. Ms. Chen is Vice President of the Adviser and has been associated with the Morgan Stanley organization for more than five years.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Please retain this supplement for future reference.

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